General Information	6 Months Ended
Jun. 30, 2018
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General Information

NOTE 1 - GENERAL INFORMATION

Constellium is a global leader in the design and manufacture of a broad range of innovative specialty rolled and extruded aluminium products, serving primarily the packaging, aerospace and automotive end-markets. The Group has a strategic footprint of manufacturing facilities located in the North America, Europe and China and operates 23 production facilities, 10 administrative and commercial sites and two world-class technology centers. It has approximately 12,000 employees. Constellium is a public company with limited liability. The business address (head office) of Constellium N.V. is Tupolevlaan 41-61, 1119 NW Schiphol-Rijk, the Netherlands.

Unless the context indicates otherwise, when we refer to “we”, “our”, “us”, “Constellium”, the “Group” and the “Company” in this document, we are referring to Constellium N.V. and its subsidiaries.